Exhibit 10.25

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                                       AND
                            INDEMNIFICATION AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INDEMNIFICATION AGREEMENT ("Agreement") is made as of the 30 day of May, 1997 by and between SOUTHHAMPTON ENTERPRISES CORP., a British Columbia corporation ("SEC"), and SOUTHHAMPTON
ENTERPRISES INC., a Texas corporation ("SEI"; and SEC and SEI collectively, "SOUTHHAMPTON"), THE ANTIGUA GROUP, INC. ("ANTIGUA") and IMPERIAL BANK ("IMPERIAL").

     RECITALS

     Through  letters  dated  April 25,  1997 and May 2, 1997  from  counsel  to
Kaufman Bros., L.P. ("KAUFMAN") to counsel for IMPERIAL, IMPERIAL has been notified by KAUFMAN that: (a) KAUFMAN and SOUTHHAMPTON entered into a Placement Agent Agreement dated September 24, 1996 ("PLACEMENT AGREEMENT"); (b) KAUFMAN has demanded that SOUTHHAMPTON pay to KAUFMAN certain monies which KAUFMAN claims are due pursuant to the terms of the PLACEMENT AGREEMENT; (c) KAUFMAN claims that it is entitled to receive payment directly from funds being provided to SOUTHHAMPTON or ANTIGUA in connection with the financing being provided regarding the acquisition of the stock of ANTIGUA by SEI ("ACQUISITION"); and
(d) KAUFMAN has taken the position that any distribution of funds at the closing of the financing for the ACQUISITION without the payment of the sums claimed to be owed to KAUFMAN shall be a breach of the PLACEMENT AGREEMENT and KAUFMAN will attempt to hold any party which it deems to have acted in concert with SOUTHHAMPTON in not paying the sums claimed to be owed to KAUFMAN liable to KAUFMAN.

     SOUTHHAMPTON has informed IMPERIAL that SOUTHHAMPTON has no liability to KAUFMAN under the PLACEMENT AGREEMENT and owes no sums to KAUFMAN in connection with the financing being provided for the ACQUISITION. IMPERIAL has required that the execution of a final settlement agreement binding upon KAUFMAN and satisfactory to IMPERIAL ("FINAL SETTLEMENT") is a condition to IMPERIAL providing ANTIGUA with a term loan ("LOAN") pursuant to a Credit Agreement dated as of May 7, 1997 ("CREDIT AGREEMENT"), and to be used in connection with the ACQUISITION. SOUTHHAMPTON has informed IMPERIAL that SEC and KAUFMAN have agreed in principle to a settlement of the KAUFMAN claim as provided in the letter from John M. Welch to Hugh Ross and dated May 28, 1997, a copy of which is attached hereto as Exhibit A ("INTENDED SETTLEMENT"), but that the FINAL SETTLEMENT may not be executed by the date by which SOUTHHAMPTON must close the ACQUISITION.

     IMPERIAL is willing to waive the FINAL SETTLEMENT as a condition to the funding of the LOAN, but only on the condition that ANTIGUA and SOUTHHAMPTON provide IMPERIAL with certain indemnifications as more particularly set forth herein and that the Credit Agreement be modified to provide that failure to deliver the FINAL SETTLEMENT by June 30, 1997 will be an Event of Default under the CREDIT AGREEMENT.

     SOUTHHAMPTON is willing to provide IMPERIAL with the indemnifications set forth herein and to amend the CREDIT AGREEMENT in order to enable ANTIGUA to obtain the proposed term loan.

     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged: (1) ANTIGUA and SOUTHHAMPTON hereby agree to indemnify and hold IMPERIAL harmless from all losses, claims, expenses, actions and costs (including attorneys' fees) which IMPERIAL might incur as a result of any claim made by KAUFMAN against IMPERIAL in connection with any obligations or liabilities, or claimed obligations or liabilities, which either of the entities described herein as SOUTHHAMPTON might now or hereafter have to KAUFMAN; and (2) if the FINAL SETTLEMENT is not executed by KAUFMAN prior to June 30, 1997, upon substantially the same or more favorable terms as the INTENDED SETTLEMENT, then such event shall be deemed an Event of Default under the CREDIT AGREEMENT. For purposes of the preceding sentence, the FINAL SETTLEMENT shall be deemed not to be upon substantially the same or more favorable terms than the INTENDED SETTLEMENT if it provides for a cash settlement payment in excess of $350,000.

     IN WITNESS WHEREOF, SOUTHHAMPTON has executed this Agreement with the specific intention of creating a document under seal as of the day and year first above written.

WITNESS/ATTEST:                                SOUTHHAMPTON ENTERPRISES CORP.,
                                               A British of Columbia Corporation


/s/ Melissa M. Crosbie                         By: /s/ L. Steven Haynes
                                                    L. Steven Haynes
                                                    Chief Executive Officer

                                                    Date:  May 30, 1997

WITNESS/ATTEST:                                SOUTHHAMPTON ENTERPRISES, INC.,
                                               A Texas Corporation



/s/ Melissa M. Crosbie                         By: /s/ L. Steven Haynes
                                                    L. Steven Haynes
                                                    Chief Executive Officer

                                                    Date:  May 30, 1997


WITNESS/ATTEST:                                THE ANTIGUA GROUP, INC.,
                                               A Nevada Corporation


/s/ Mark K. Briggs                            By: /s/ Gerald K. Whitley
                                              Type/Print Name: Gerald K. Whitley
                                              Title: VP - Finance

                                              Date: May 30, 1997

                   [SEE SEPARATE SIGNATURE PAGE FOR IMPERIAL]

                                             IMPERIAL BANK, a California banking
                                             corporation



                                             By: /s/ Edmund Ozorio
                                             Name: Edmund Ozorio
                                             Title: Vice President